Exhibit 10.1

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

This Second Amendment to Employment Agreement (the “Second Amendment”) is made and entered into as of the date set forth on the signature page hereto, by and between True Religion Apparel, Inc., a Delaware corporation (“TRA”), and Lynne Koplin, an individual (“Executive”).

R E C I T A L S

WHEREAS, Executive and TRA entered into an Employment Agreement, effective January 4, 2010 and amended as of August 13, 2010 (the “Agreement”);

WHEREAS, Executive and TRA desire to further amend the Agreement, as set forth below; and

WHEREAS, Sections 12(a) and 12(l) of the Agreement provides that the Agreement may be amended only by a written agreement signed by each party.

A G R E E M E N T

NOW THEREFORE, Executive and TRA hereby agree as follows:

1.             Section 1 of the Agreement is hereby amended by adding a new paragraph at the end thereof, to read in full as follows:

“Effective August 18, 2011, Executive shall serve as President of TRA.”

2.             Section 2 (a) of the Agreement is hereby amended by replacing “Chief Operating Officer” therein with “President.”

3.             All other terms and conditions of the Agreement shall remain in full force and effect.

This Second Amendment, along with the Agreement, contains the entire understanding of the parties hereto relating to the subject matter of this Second Amendment and the Agreement and cannot be changed or terminated except in writing signed by both Executive and TRA.

Any amendment or waiver of any term or provision of this Second Amendment shall be effective only if made in writing.  Any written amendment or waiver shall be effective only in the instance given and then only with respect to the specific term or provision (or portion thereof) of this Second Amendment to which it expressly relates, and shall not be deemed or construed to constitute a waiver of any other term or provision (or portion thereof) waived in any other instance.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date set forth below.

TRUE RELIGION APPAREL, INC.

/s/ JEFFREY LUBELL
	Name:	Jeffrey Lubell
	Title:	Chief Executive Officer

Date: October 27, 2011

ACCEPTED AND AGREED TO:

/s/ LYNNE KOPLIN
Name: Lynne Koplin

Date: October 27, 2011